MASSMUTUAL FUNDS
MassMutual Clinton Municipal Credit Opportunities Fund
Supplement dated December 4, 2025 to the
Prospectus dated February 1, 2025, as Revised on February 5, 2025, and the
Summary Prospectus dated February 1, 2025
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective immediately, the information for Mark Steffen found under the heading Portfolio Manager(s) in the section titled Management (on page 20 of the Prospectus) as well as under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 69 of the Prospectus, is hereby removed.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
ADVPRO-25-04
CMCO-25-01